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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported)  November 21, 1997


                BEAR STEARNS ASSET BACKED SECURITIES, INC
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       (Exact name of registrant as specified in its charter)

         Delaware                 333-26051           13-3836437
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(State or Other Jurisdiction  (Commission         (I.R.S. Employer
     of Incorporation)        File Number)        Identification No.)

245 Park Avenue
New York, New York                                  10167
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(Address of Principal                             (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (212) 272-2000
                                                   ----- --------




Item 5.  Other Events.
____     ____________

Filing of Computational Materials.*
_________________________________

     In connection with the offering of the Master Financial Asset Backed Securities, Series 1997-1 (the "Securities"), Bear, Stearns & Co. Inc., PaineWebber Incorporated and Residential Funding Securities Corporation as underwriters of the Securities (the "Underwriters"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 311 of Regulation S-T, the Registrant is filing the Computational Materials by paper filing on Form SE.

__________________
  *Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 16, 1997, and the Prospectus Supplement dated November 21, 1997 of Bear Stearns Asset Backed Securities, Inc., relating to its Master Financial Asset Securitization Trust 1997-1.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.





Item 7.   Financial Statements, Pro Forma Financial
____      _________________________________________
          Information and Exhibits.
          ________________________



(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits:

     99.1 Computational Materials.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BEAR STEARNS ASSET BACKED
                              SECURITIES, INC.



                              By:
                                 --------------------------------
                                 Matthew Perkins
                                 Managing Director




Dated:  November 21, 1997


                                Exhibit Index
                                _____________

Exhibit                                           Page
_______                                           ____

99.1 The Computational Materials.                   6




                                 Exhibit 99.1
                                 ____________


     In accordance with Rule 311 of Regulation S-T, the Computational Materials are being filed on paper pursuant to Form SE.